UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------
                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: February 14, 2008

                               SKY PETROLEUM, INC.
                               -------------------
               (Exact Name of Registrant as Specified in Charter)


            Nevada                      333-99455                 32-0027992
            ------                      ---------                 ----------
(State or Other Jurisdiction    (Commission File Number)         (IRS Employer
       of Incorporation)                                     Identification No.)

                         401 Congress Avenue, Suite 1540
                               Austin, Texas 78701
                               -------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (512) 687-3427
                                 --------------
              (Registrant's Telephone Number, including Area Code)

                                       N/A
                                       ---
             (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02. Departure of Director.


On February 10, 2007, the Registrant was informed that Mr. Ian Baron, the Registrant's Vice President Exploration and Production, has resigned as an officer of the Registrant.


                                   SIGNATURES

     In accordance with the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                  SKY PETROLEUM, INC.
                                                  (Registrant)

Dated: February 14, 2008                          By: /s/ Michael D. Noonan
                                                      --------------------------
                                                      Michael D. Noonan
                                                      VP Corporate and Secretary